UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 5, 2005
                                                --------------------------------

                            Logistical Support, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                      Utah
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                 (State or Other Jurisdiction of Incorporation)

               000-50222                             41-2029935
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        (Commission File Number)           (IRS Employer Identification No.)


19734 Dearborn Street, Chatsworth, California                     91311
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (818) 885-0300
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              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 5, 2005, Logistical Support, Inc. (the "Company") announced a second delivery order under an existing five-year contract with the U.S. Army to provide repair and overhaul services on the main damper assemblies for the UH-60 or "Blackhawk" helicopters. The value of the order is approximately $600,000.

On December 6, 2005, the Company announced that it had received an order in the amount of approximately $1,805,000 from the U.S. Army Aviation and Missile Command ("AMCOM") to provide repair and overhaul services on utility pump module assemblies for the UH-60 or "Blackhawk" helicopters.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit
Number                    Description
-------    --------------------------------------------
99.1       ExhibitPress Release dated December 5, 2005.
99.2       ExhibitPress Release dated December 6, 2005.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LOGISTICAL SUPPORT, INC.


 Date: December 9, 2005

                                    By: /s/ Bruce Littell
                                       ------------------
                                    Name: Bruce Littell
                                    Title: Chief Executive Officer


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

                                  Exhibit Index

Exhibit
Number                    Description
-------    --------------------------------------------
99.1       ExhibitPress Release dated December 5, 2005.
99.2       ExhibitPress Release dated December 6, 2005.


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